Exhibit 10.2
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 16th day of September, 2015 (the “Second Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, the Lenders and Issuing Banks party hereto, CITIBANK, N.A., DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Syndication Agents, and ROYAL BANK OF CANADA, THE BANK OF NOVA SCOTIA, SUNTRUST BANK and UBS SECURITIES LLC, as Co-Documentation Agents, and WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC., DNB MARKETS, INC., J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., RBC CAPITAL MARKETS, THE BANK OF NOVA SCOTIA, SUNTRUST ROBINSON HUMPHREY, INC., and UBS SECURITIES LLC., as Joint Lead Arrangers and Joint Book Runners.

R E C I T A L S:
A.            On September 7, 2011, the Borrower, Canadian Enterprise Gas Products, Ltd. (“CEGP”), the lenders party thereto and the Administrative Agent entered into a certain Revolving Credit Agreement (as amended by First Amendment to Revolving Credit Agreement dated June 19, 2013, the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the lenders party to the Credit Agreement agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower and CEGP.
B.            The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.               Certain Definitions.
1.1            Terms Defined Above.  As used in this Second Amendment, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “CEGP”, “Second Amendment” and “Second Amendment Effective Date”, shall have the meanings indicated above.
1.2            Terms Defined in Agreement.  Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
1.3            Additional Terms.  As used herein, “Exiting Lender” means any Person that is a Lender under the Credit Agreement immediately prior to the Second Amendment Effective Date and not a signatory hereto as a Lender.

2.               Amendments to Credit Agreement.
2.1            Facility Amount.  The reference to “$3,500,000,000” on the cover page of the Credit Agreement is hereby amended to refer instead to “$4,000,000,000”.
2.2            Defined Terms.
(a)            The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this Second Amendment and as the same may from time to time be further amended or supplemented.
(b)            The table set forth in the definition of the term “Applicable Rate,” as defined in Section 1.01 of the Credit Agreement, is hereby amended in its entirety to read as follows:
Index Debt Ratings: (Moody’s/S&P)	Eurodollar Spread	ABR Spread	Facility Fee Rate
Category 1 > A3/A-	0.900%	0.000%	0.100%
Category 2 Baa1/BBB+	1.000%	0.000%	0.125%
Category 3 Baa2/BBB	1.100%	0.100%	0.150%
Category 4 Baa3/BBB-	1.300%	0.300%	0.200%
Category 5 < Ba1/BB+	1.350%	0.350%	0.275%
(c)            The last sentence of the definition of “Commitments” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
The aggregate amount of the Lenders' Commitments as of the Second Amendment Effective Date is $4,000,000,000.
(d)            The definition of “Excluded Taxes” as defined in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and amending subclause (d) thereof in its entirety to read as follows:
(d) any U.S. federal withholding Taxes imposed by FATCA.
(e)            The first sentence of the definition of “Issuing Bank” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Issuing Bank” means each of Wells Fargo Bank, National Association, Citibank, N.A., DNB Bank ASA. New York Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i).
(f)            The reference to “for any Interest Period” in the introductory clause of the definition of “LIBO Rate” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “for any Interest Period, the greater of (i) zero percent (0%) and (ii)”.

(g)            The reference to “December 31, 2010” in the definition of “Material Adverse Change” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “December 31, 2014”.
(h)            The definition of “Maturity Date” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
"Maturity Date" means the fifth anniversary of the Second Amendment Effective Date, as may be extended pursuant to Section 2.01(c).
(i)            The definition of “364-Day Credit Facility” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“364-Day Credit Facility” means the revolving credit facility of the Borrower under that certain 364-Day Revolving Credit Agreement dated as of September 30, 2014, among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto, as amended by First Amendment to 364-Day Credit Agreement dated as of September 16, 2015, together with any and all other amendments and supplements thereto
(j)            Additional Defined Terms.  Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Designated Persons” means a person or entity: (i) listed in the annex to, or otherwise the subject of the provisions of, any executive order administered by OFAC or the U.S. Department of State or (ii) named as a “Specially Designated National and Blocked Person” or a “Foreign Sanctions Evaders” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list; or is otherwise the subject of any Sanctions Laws and Regulations.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Sanctions Laws and Regulations” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Second Amendment” means that certain Second Amendment to Revolving Credit Agreement dated as of the Second Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.
“Second Amendment Effective Date” means September 16, 2015.

2.3            Accounting Terms; GAAP.  The reference to “June 30, 2011” in the last sentence of Section 1.04 of the Credit Agreement is hereby amended to refer instead to “June 30, 2015”.
2.4            Commitments.  The  reference to “$4,000,000,000” in clause (ii) of Section 2.01(b) of the Credit Agreement is hereby amended to refer instead to “$4,500,000,000”.
2.5            Extension of Maturity Date.  Any request for an extension of the Maturity Date made prior to the date of the Second Amendment Effective Date shall be disregarded for purposes of Section 2.01(c) of the Credit Agreement.  For the avoidance of doubt, Borrower may make up to two (2) requests for a one-year extension of the Maturity Date pursuant to such Section 2.01(c) after the Second Amendment Effective Date.
2.6            LC Exposure Sublimit.  The reference to “$500,000,000” in clause (i) of the third sentence of Section 2.06(b) of the Credit Agreement is hereby amended to refer instead to “$250,000,000”.
2.7            Anti-Corruption Laws, Sanctions Laws and Regulations.  Article III of the Credit Agreement is hereby amended by adding a new Section 3.13 at the end thereof, to read as follows:
SECTION 3.13.  Anti-Corruption Laws; Sanctions Laws and Regulations.  The Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with Anti-Corruption Laws and applicable Sanctions Laws and Regulations.  The Borrower and its Subsidiaries and, to the knowledge of the Borrower and its Subsidiaries, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions Laws and Regulations in all respects (for the avoidance of doubt, this representation shall not fail to be true and correct due to any failure or failures to comply with Anti-Corruption Laws (i) that are isolated and do not evidence a pervasive or systemic pattern of violations of such laws and regulations or a significant deficiency in the implementation of the aforesaid policies and procedures to ensure compliance by the Borrower and its Subsidiaries with Anti-Corruption Laws or (ii) that arise from actions or incidents that have been publicly disclosed by the Borrower or disclosed in writing to the Administrative Agent (with a copy to Lenders), in each case, at least twenty (20) days prior to the Effective Date).  Neither the Borrower nor any of its Subsidiaries, or to their knowledge any of their directors or officers, or any of their respective agents acting or benefiting in any capacity in connection with this Agreement, is a Designated Person or is knowingly engaged in any activity that could reasonably be expected to result in such Person becoming a Designated Person.  No Loan, use of proceeds or other transaction contemplated by this Agreement will result in a violation of Anti-Corruption Laws or applicable Sanctions Laws and Regulations by the Borrower or any of its Subsidiaries.
2.8            Compliance with Laws.  Section 5.06 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:
The Borrower and its Subsidiaries will maintain in effect and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with Anti-Corruption Laws and applicable Sanctions Laws and Regulations.

2.9            Use of Proceeds.  Section 5.07 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:
The Borrower and its Subsidiaries shall not, and, to their knowledge, their respective officers, employees, directors and agents (in their capacity as officers, employees, directors or agents, respectively, of the Borrower or any of its Subsidiaries), shall not, use the proceeds of any Loan (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations (on the Second Amendment Effective Date, Crimea, Cuba, Iran, North Korea, Sudan, Syria and Ukraine-related), (ii) in any other manner  that would result in a material violation of any Sanctions Laws and Regulations by the Borrower or its Subsidiaries or (iii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.
2.10            Notices to Issuing Banks.  Section 9.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:
(e)            if to an Issuing Bank, to it at its address (or telecopy number) of record with the Administrative Agent, which Administrative Agent shall provide to the Borrower or any Lender upon request from time to time;
2.11            Commitment Schedule; Exiting Lenders.  Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto.  In connection therewith, Borrower, Administrative Agent and Lenders shall make adjustments to (i) the outstanding principal amount of Revolving Loans (but not any interest accrued thereon prior to the Second Amendment Effective Date or any accrued facility fees under the Credit Agreement prior to the Second Amendment Effective Date), including the borrowing of additional Revolving Loans (which may include Eurodollar Loans) and the repayment of Revolving Loans (which may include the prepayment or conversion of Eurodollar Loans) and the prepayment in full of all Revolving Loans made by Exiting Lenders (if any), plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Revolving Loans by each Lender in the amount of its new Applicable Percentage of all Revolving Loans as of the Second Amendment Effective Date, and (ii) participations in outstanding Letters of Credit as of the Second Amendment Effective Date to provide for each Lender’s participation in each outstanding Letter of Credit as of the Second Amendment Effective Date equal to such Lender's new Applicable Percentage of the aggregate amount available to be drawn under each such Letter of Credit as of the Second Amendment Effective Date.  In connection with the foregoing, each Lender shall be deemed to have made an assignment of its outstanding Revolving Loans and Commitments under the Credit Agreement, and assumed outstanding Revolving Loans and Commitments of other Lenders under the Credit Agreement, all at the request of the Borrower, as may be necessary to effect the foregoing, and each such Lender shall be entitled to any reimbursement under Section 2.16 of the Credit Agreement with respect thereto.  As of the Second Amendment Effective Date, each Exiting Lender shall cease to be a Lender under the Credit Agreement and shall be released from its obligations under the Credit Agreement.
2.12            Maximum Issuing Bank LC Exposure.  Schedule 2.06(b) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.06(b) attached hereto.

2.13            Exhibits.  The Issuing Bank signature block on the form of consent for execution by the Issuing Bank on Exhibit A to the Credit Agreement is hereby amended to add signature blocks for each Issuing Bank.
2.14            CEGP.  With respect to CEGP and provisions in the Credit Agreement and the EPD Guaranty Agreement referencing CEGP and Canadian law:
(a)            The CEGP Sublimit set forth in the Credit Agreement is hereby set at $0.00;
(b)            Administrative Agent and each Lender hereby releases (i) CEGP from its obligations under the Credit Agreement and (ii) Borrower (but not EPD) from its obligations under the EPD Guaranty Agreement;
(c)            CEGP shall no longer be a party to the Credit Agreement, CEGP shall have no further right to request Loans under the Credit Agreement, and no Lender shall have any obligation to make any Loan to CEGP;
(d)            all Notes previously executed by CEGP pursuant to the Credit Agreement are hereby canceled;
(e)            all provisions in the Credit Agreement or the EPD Guaranty Agreement that specifically refer to laws that are applicable in Canada or to Canadian entities are hereby deleted and of no further force or effect; and
(f)            all references to “CEGP” contained in the Credit Agreement or the EPD Guaranty Agreement are hereby deleted and of no further force or effect to the extent applicable to CEGP or any obligation of CEGP.  For the avoidance of doubt, any reference to any “Subsidiary” or “Subsidiaries” of EPD or Borrower contained in the Credit Agreement or the EPD Guaranty Agreement shall continue to refer to CEGP so long as CEGP shall be a Subsidiary thereof.
2.15            Conditions Precedent.  The obligation of the Lenders party hereto and the Administrative Agent to enter into this Second Amendment shall be conditioned upon the following conditions precedent:
(a)            The Administrative Agent shall have received a copy of this Second Amendment, duly completed and executed by the Borrower and each Lender; and acknowledged and ratified by EPD, as Guarantor, pursuant to a duly executed Acknowledgement and Ratification of Guarantor in the form of Exhibit A attached hereto.
(b)            The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower and EPD, and Locke Lord LLP, counsel for Borrower and EPD, substantially in the forms delivered in connection with the Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.
(c)            The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower and EPD, (2) the authorization of this Second Amendment and any other legal matters relating to the Borrower, EPD, this Second Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Ratification and Acknowledgement of Guarantor attached hereto.
(d)            The Administrative Agent shall have received each promissory note requested by a Lender pursuant to Section 2.10(e) of the Credit Agreement, each duly completed and executed by the Borrower.
(e)            The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement, as amended hereby, and Section 2.15(g) hereof.
(f)            The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(g)            As of the Second Amendment Effective Date, no Material Adverse Change exists.
(h)            The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the period ended December 31, 2014, and (ii) the unaudited financial statements for the Borrower and its Subsidiaries and EPD's Form 10-Q for the fiscal quarter ending June 30, 2015.
(i)            All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower in connection with this Second Amendment and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.
(j)            The Borrower shall have entered into an amendment to the 364-Day Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Applicable Percentage” (as defined therein) thereunder is equal to such Lender’s Applicable Percentage under the Credit Agreement, as amended hereby, as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof.
(k)            As of the Second Amendment Effective Date, the CEGP Exposure shall be zero.
(l)              The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
2.16            Effectiveness.  Subject to the satisfaction of the conditions precedent set forth in Section 2.15 hereof, this Second Amendment shall be effective as of the Second Amendment Effective Date.  On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a loan document.
3.            Representations and Warranties.  The Borrower represents and warrants that:

(a)            there exists no Default or Event of Default under the Credit Agreement, as hereby amended;
(b)            the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it;
(c)            the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment, except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(d)            the execution, delivery and performance of this Second Amendment are within the Borrower's limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action; and
(e)            this Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.            Extent of Amendments.  Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.
5.            Counterparts.  This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
6.            References.  On and after the Second Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this Second Amendment.
7.            Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
This Second Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.
[Signatures Begin on Next Page]

EXECUTED as of the Second Amendment Effective Date.
BORROWER:
ENTERPRISE PRODUCTS OPERATING LLC,
a Texas limited liability company

By:	Enterprise Products OLPGP, Inc., its Manager

By:	/s/ Christian M Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Michael A. Tribolet
	Name:	Michael A. Tribolet
	Title:	Managing Director

CITIBANK, N.A.,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

DNB BANK ASA, NEW YORK BRANCH,
as Co-Syndication Agent and an Issuing Bank

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Bjørn E. Hammerstad
	Name:	Bjørn E. Hammerstad
	Title:	Senior Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Bjørn E. Hammerstad
	Name: Title:	Bjørn E. Hammerstad Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Signatory

MIZUHO BANK, LTD.,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Vice President

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Authorized Signatory

SUNTRUST BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

THE BANK OF NOVA SCOTIA,
as Co-Documentation Agent and a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

UBS SECURITIES LLC,
as Co-Documentation Agent

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Houssem Daly
	Name: Title:	Houssem Daly Associate Director

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
	Name:	Alia Qaddumi
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

COMPASS BANK, a Lender

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Michael Moreno
	Name:	Michael Moreno
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

SOCIETE GENERALE, a Lender

By:	/s/ Diego Medina
	Name:	Diego Medina
	Title:	Director

SUMITOMO MITSUI BANKING CORP., a Lender

By:	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

TORONTO DOMINION (TEXAS) LLC, a Lender

By:	/s/ Rayan Karim
	Name:	Rayan Karim
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

MORGAN STANLEY BANK, N.A., a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

RAYMOND JAMES BANK, N.A., a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

SCHEDULE 2.01
COMMITMENTS
Lender	Commitment	Applicable Percentage*
Wells Fargo Bank, National Association	$207,272,727.27	5.1818181818%
Citibank, N.A.	$207,272,727.27	5.1818181818%
DNB Capital LLC	$207,272,727.27	5.1818181818%
JPMorgan Chase Bank, N.A.	$207,272,727.27	5.1818181818%
Mizuho Bank, Ltd.	$207,272,727.27	5.1818181818%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$207,272,727.27	5.1818181818%
Royal Bank of Canada	$207,272,727.27	5.1818181818%
SunTrust Bank	$207,272,727.27	5.1818181818%
The Bank of Nova Scotia	$207,272,727.27	5.1818181818%
UBS AG, Stamford Branch	$207,272,727.27	5.1818181818%
Bank of America, N.A.	$194,909,090.91	4.8727272727%
Barclays Bank PLC	$194,909,090.91	4.8727272727%
Compass Bank	$194,909,090.91	4.8727272727%
Credit Suisse AG, Cayman Islands Branch	$194,909,090.91	4.8727272727%
Deutsche Bank AG New York Branch	$194,909,090.91	4.8727272727%
Société Générale	$194,909,090.91	4.8727272727%
Sumitomo Mitsui Banking Corp.	$194,909,090.91	4.8727272727%
Toronto Dominion (Texas) LLC	$194,909,090.91	4.8727272727%
U.S. Bank National Association	$194,909,090.91	4.8727272727%
Morgan Stanley Bank, N.A.	$145,818,181.82	3.6454545455%
Raymond James Bank, N.A.	$27,272,727.29	0.6818181818%
TOTAL	$4,000,000,000.00	100.0000000000%
*Rounded to 10 decimal places

SCHEDULE 2.06(b)
ISSUING BANK MAXIMUM LC FACE AMOUNT
Issuing Bank                                                                                                                                                                                                                                                       Maximum LC Face Amount
Wells Fargo Bank, National Association                                                                                                                                                                   $41,666,666.67
Citibank, N.A.                                                                                                                                                                                                                                                $41,666,666.67
DNB Bank ASA. New York Branch                                                                                                                                                                            $41,666,666.67
JPMorgan Chase Bank, N.A.                                                                                                                                                                                                  $41.666,666.67
Mizuho Bank, Ltd.                                                                                                                                                                                                                                   $41,666,666.66
The Bank of Tokyo-Mitsubishi UFJ, Ltd.                                                                                                                                                               $41,666,666.66

EXHIBIT A
ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR
The undersigned (“Guarantor”) hereby expressly acknowledges the terms of the foregoing Second Amendment to Revolving Credit Agreement and, subject to Section 2.14 of the foregoing Second Amendment to Revolving Credit Agreement with respect to CEGP or any of its Obligations, hereby expressly (i) ratifies and affirms its obligations under its Guaranty Agreement dated as of September 7, 2011, in favor of the Administrative Agent; (ii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iii) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.
The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing the space provided below, to be effective as of the Second Amendment Effective Date.

ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products Holdings LLC, General Partner

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Vice President and Treasurer